Exhibit 10.9

LOAN ASSIGNMENT AND DEBT CONVERSION AGREEMENT

THIS LOAN ASSIGNMENT AND DEBT CONVERSION AGREEMENT (this “Agreement”) is made on 25 June 2025.

AMONG

(1)	BENG HUI MARINE ELECTRICAL PTE. LTD. (Singapore Company Registration No.: 199900682G), a company incorporated in Singapore and having its registered office at 8 Penjuru Lane, Singapore 609189 (“BHM”);

(2)	SEA FORREST POWER SOLUTIONS PTE. LTD. (Company Registration No. 202031091E), a company incorporated in Singapore and having its registered office at 8 Penjuru Lane, Singapore 609189 (“SFPS”)

(3)	BH GLOBAL CORPORATION LTD. (Singapore Company Registration No.: 200404900H), a company incorporated in Singapore and having its registered office at 8 Penjuru Lane, Singapore 609189 (“BHG”);

(4)	SEA FORREST TECHNOLOGIES (S) PTE. LTD. (Company Registration No. 202331067D), a company incorporated in Singapore and having its registered office at 8 Penjuru Lane, Singapore 609189 (“SFTS”);

(5)	LEE SZE MIN GEORGE (Singapore IC No. S7639080J), a Singapore citizen residing at 27 Hillview Avenue #03-04, Hillview Heights, Singapore 669559 (“George”);

(6)	SEA FORREST INTERNATIONAL LTD. (Cayman Company Registration No. 402234), a company incorporated in the Cayman Islands and having its registered office at CO Services Cayman Limited, P.O. Box 10008, Willow House, Cricket Square, Grand Cayman, KY1-1001, Cayman Islands (“SFI”); and

(7)	SEA FORREST VENTURES LTD. (Cayman Company Registration No. 402287), a company incorporated in the Cayman Islands and having its registered office at CO Services Cayman Limited, P.O. Box 10008, Willow House, Cricket Square, Grand Cayman, KY1-1001, Cayman Islands (“SFV”)

(collectively, the “Parties” and each “Party”).

WHEREAS

(A)	BHM had loaned to SFPS amounts totalling as of the date of this Agreement approximately S$7,000,000 (Singapore Dollars Seven Million), which remains outstanding and payable in full.

(B)	Of the abovementioned amount, BHM desires to assign and transfer to BHG, and BHG wishes to accept the assignment and transfer from BHM, of all of BHM’s rights and interests as the lender in respect of S$5,000,000 (Singapore Dollars Five Million) (the “Debt”). In respect of the remaining S$2,000,000 (Singapore Dollars Two Million), this shall remain payable to BHM by SFPS.

(C)	SFTS shall pay, on behalf of SFPS, the Debt payable to BHG, and both SFTS and SFPS agree upon such payment by SFTS on behalf of SFPS, there shall be owing an equivalent amount due from SFPS to SFTS which shall not be discharged nor waived, in part or in whole, without the written consent of BHG.

(D)	BHG and SFTS intend to, subsequent to the above, conduct a debt-to-equity swap in respect of the entire Debt, wherein new ordinary shares in SFTS (the “Settlement Shares”) shall be issued to BHG and upon the issuance of which the Debt shall be deemed to be fully and finally settled.

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(E)	Each Party understands and agrees that Recitals (B) to (D) above are being conducted in furtherance of an intended initial public offering of the shares of SFI on a recognised stock exchange. Therefore, Parties also agree that in the event that the aforesaid listing is not completed by the Long Stop Date (as defined herein), the transactions envisaged in this Agreement be unwound so as to put each Party in the position that it was in immediately prior to the signing of this Agreement (or as close to it as practicable).

NOW, THEREFORE, in consideration of the mutual and dependent covenants hereinafter set forth, the Parties agree as follows:

1.	RECITALS

1.1.	Parties acknowledge and agree that the above recitals are hereby expressly incorporated herein by reference as if set forth in full in the body of this Agreement, and shall constitute a substantive, contractual part of this Agreement.

2.	LOAN ASSIGNMENT

2.1.	BHM, as sole and absolute legal and beneficial owner of the Debt as of the date of this Agreement, with effect on the date of this Agreement assigns absolutely and unconditionally to BHG, free from all liens, charges and other encumbrances, all the present and future rights, title and interest in and to, and all benefits accrued and to accrue to BHM in or arising out of the Debt, together with the entitlements and rights to receive such Debt, whether now or in the future (the “Loan Assignment”); and BHG hereby accepts the same.

2.2.	SFPS agrees that SFTS shall pay to BHG, on behalf of SFPS, the Debt, and that the payment shall be settled in the manner set out in Clause 3 (Debt Conversion) below. Subject to such payment being made or settled and Clause 6 (Unwinding) not occurring, BHM releases and discharges SFPS from its obligations, duties and liabilities with respect to the Debt, and SFPS and SFTS agree that SFPS shall owe an amount equivalent to the Debt to SFTS. SFPS and SFTS agree that this amount due from SFPS to SFTS cannot be discharged or waived, in whole or in part, by SFTS without (a) the prior written consent of BHG and (b) the Listing (as defined below) being completed.

2.3.	Save for Clause 6 (Unwinding) and the written agreement of BHM and BHG, to the fullest extent permitted under applicable laws, the Loan Assignment shall not be discharged or affected by any other matter or thing whatsoever, including any insolvency, dissolution, liquidation, winding- up, amalgamation, reconstruction, reorganisation, change in constitution, composition or arrangement with creditors, or other incapacity, of BHM or BHG.

3.	DEBT CONVERSION

3.1.	Subject to the provisions of this Agreement, at Closing (as defined below), SFTS shall issue, and BH shall subscribe for, 4,000,000 Settlement Shares, at a price per Settlement Share of S$1.25. The consideration for the issuance of the Settlement Shares shall be satisfied by the application of the Debt towards payment of such consideration. SFPS and SFTS agree that (i) notification to SFPS and (ii) SFPS’s consent, shall not be required prior to effecting the foregoing.

3.2.	The Settlement Shares shall be allotted and issued free and clear from any and all encumbrances and together with all rights, benefits, advantages and entitlements attaching to them as at the Closing Date (as defined below) and thereafter (including the right to receive all dividends, rights, allotments or other distributions declared, made, or paid on or after the Closing Date).

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3.3.	For the avoidance of doubt, until the issuance of the Settlement Shares by SFTS pursuant to Clause 3.1, the Debt remains valid and enforceable by BHG and the entry into by BHG of this Agreement shall not constitute a waiver of SFPS’s obligation to repay the Debt in full, and shall not operate as a release, discharge or extinction of any part of the Debt.

4.	CLOSING AND CONDITIONS PRECEDENT TO CLOSING

4.1.	BHG’s obligation to subscribe for the Settlement Shares shall be conditional upon the satisfaction of, or as the case may be, BHG’s waiver of, the following conditions:

4.1.1.	the Loan Assignment having occurred;

4.1.2.	the approval or indication of no-objection having been received from the U.S. Securities and Exchange Commission and/or other relevant U.S. regulatory authority in charge of listing approvals, in respect of the intended listing of SFI and its intended subsidiaries in their intended structure on the NASDAQ (the “Listing”), and if such is subject to restrictions or conditions, such restrictions or conditions being acceptable to BHG in its sole discretion;

4.1.3.	the concurrent issue and allotment of new ordinary shares in SFTS to George (“New Shares”) on terms approved in writing by BHG, such that BHG and George shall maintain their respective 80% and 20% shareholding proportions in SFTS following the foregoing issuance of New Shares to George and Settlement Shares to BHG; and

4.1.4.	all representations and warranties of the Parties contained in this Agreement being true and correct in all material respects at and as of the Closing Date.

4.2.	The date on which Closing occurs shall be referred to as the “Closing Date”. Subject to Clause

4.1,	BHG shall have the sole right and absolute discretion to determine the Closing Date.

4.3.	Closing shall be held at the registered office of BHG or such other place as may be mutually agreeable to the Parties.

4.4.	At Closing, SFTS shall deliver to BHG the original share certificates representing the Settlement Shares in the name of BHG and enter the necessary updates to SFTS’s corporate registers.

4.5.	On the Closing Date, upon the issuance of the Settlement Shares by SFTS to BHG, the Debt shall be irrevocably and unconditionally released and discharged in full, and BHM and/or BHG shall have no further rights to enforce or recover any part of the Debt.

5.	POST-CLOSING UNDERTAKING

5.1.	Each of George, BHG, SFI, SFV and SFTS agrees and undertakes that following Closing, he/it shall do all acts and things that BHG reasonably deems necessary, as soon as practicable, to complete a restructuring among themselves in connection with the Listing, so as to result in a group structure that BHG deems suitable for the Listing.

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6.	UNWINDING

6.1.	In the event that Closing has not occurred by the “Long Stop Date” (being the later of 1 June 2026 and one year from the date of this Agreement, or such other date as BHG may determine in its sole and absolute discretion):

6.1.1.	The benefit of the Debt shall be re-assigned back to BHM as though the Loan Assignment had not occurred;

6.1.2.	Clauses 3 (Debt Conversion) to 5 (Post-closing Undertaking) of this Agreement shall, with effect from the Long Stop Date, cease to have any force and effect;

6.1.3.	Each Party shall be put in the position that it was in immediately prior to the signing of this Agreement (or as close to it as practicable); and

6.1.4.	On the completion of Clauses 6.1.1 to 6.1.4, there shall be no further obligations on any of the Parties under this Agreement.

6.2.	In the event that Closing has occurred, but the Listing has not been completed by the Long Stop Date, and on such date each of BHG and George is a direct shareholder of SFTS:

6.2.1.	Each of BHG and George shall do all acts and things as may be necessary or desirable to procure SFTS to conduct a capital reduction with the effect of cancelling all (and not some) of the Settlement Shares and New Shares at the price per Settlement Share at which they were issued or such other price per Settlement Share as required by BHG if necessary to comply with an applicable legal or accounting requirements to effect the capital reduction, so as to result in BHG and George respectively holding 80% and 20% of the remaining shares in SFTS (the “Capital Reduction”).

6.2.2.	(i) George agrees that the amount of capital to be returned to him as a result of the Capital Reduction shall be equivalent to the amount of consideration actually received by SFTS from George for the initial issue and allotment of the New Shares to him;

(ii) If for any reason George may be entitled to a higher amount of returns from the Capital Reduction, he hereby assigns the amount in excess of Clause 6.1.2(i) to BHG.

6.2.3.	The amount of capital to be returned to BHG in connection with the Capital Reduction, (““Capital Proceeds”), shall be payable on demand by BHG;

6.2.4.	Each of George and BHG agrees that SFTS shall, if required by BHG and if permitted under applicable laws, either, as required by BHG, assign the Debt due to it from SFPS arising under Clause 2.2 in settlement of its obligation to pay the Capital Proceeds to BHG, or novate its obligation to make payments to each of them pursuant to the Capital Reduction to such of SFTS’s directly or indirectly owned subsidiary(ies) as nominated by SFTS, and shall procure that such subsidiary(ies) enters into a deed of novation accepting and assuming the obligation to make payments to each of them pursuant to the Capital Reduction; and subject to such subsidiary(ies) discharging such obligations to the satisfaction of BHG, each of George and BHG hereby consents to release and discharge SFTS from its obligations, duties and liabilities with respect to such payments;

6.2.5.	The benefit of the Debt shall be re-assigned back to BHM as though the Loan Assignment had not occurred, and SFPS (and/or such other subsidiary as has been novated the obligation to under Clause 6.2.4) shall continue to owe BHM the Debt;

6.2.6.	Without prejudice to the above Clauses 6.2.1 to 6.2.5, each Party shall be put in the position that it was in immediately prior to the signing of this Agreement (or as close to it as practicable); and

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6.2.7.	On the completion of Clauses 6.2.1 to 6.2.6, there shall be no further obligations on any of the Parties under this Agreement.

6.3.	In the event that Closing has occurred, but the Listing has not been completed by the Long Stop Date, and on such date each of BHG and George are not direct shareholders of SFTS:

6.3.1.	Each of BHG and George shall do all acts and things as may be necessary or desirable to procure that the then holding company of SFTS in which they are both direct shareholders conducts a capital reduction with the effect of distributing to each of them, as distributions in specie, the entirety of the shares of its direct subsidiary, so as to result in BHG and George holding the shares of the aforesaid direct subsidiary in the respective proportions of 80% and 20%; and the foregoing shall recur mutatis mutandis in respect of each then holding company of SFTS in which both BHG and George are both direct shareholders until BHG and George directly hold shares of SFTS in the respective proportions of 80% and 20%, whereupon the Capital Reduction on the terms set out in Clauses 6.2.1 to 6.2.5 shall occur;

6.3.2.	The benefit of the Debt shall be re-assigned back to BHM as though the Loan Assignment had not occurred, and SFPS shall continue to owe BHM the Debt;

6.3.3.	Without prejudice to the above Clauses 6.3.1 and 6.3.2, each Party shall be put in the position that it was in immediately prior to the signing of this Agreement (or as close to it as practicable); and

6.3.4.	On the completion of Clauses 6.3.1 to 6.3.3, there shall be no further obligations on any of the Parties under this Agreement.

7.	REPRESENTATIONS AND WARRANTIES

7.1.	Each Party represents and warrants to the other Party that:

7.1.1.	it has full power and authority to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby; and

7.1.2.	all actions, conditions and things required to be taken, fulfilled and done on its part (including the obtaining of any necessary consents, approvals, authorisations and confirmations) in order to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, and to ensure that these obligations are valid, legally binding and enforceable, have been taken, fulfilled and done and are or will be in full force and effect.

8.	GENERAL

8.1.	Further Assurance. Each Party hereto shall promptly execute and deliver all such documents, and do all such things, including without limitation the procuring of any necessary third party consents, as any other Party may from time to time reasonably request, for the purpose of giving full effect to the provisions of this Agreement.

8.2.	No Variation. Except as otherwise permitted by this Agreement, no variation, modification or waiver of any provision of this Agreement nor consent to any departure by any Party therefrom, shall in any event be of any force or effect unless the same shall be confirmed in writing, signed by the Parties hereto, and then such variation, modification, waiver or consent shall be effective only to the extent for which it may be made or given.

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8.3.	Waiver. The failure by any Party at any time to exercise any right (including the right of rescission) or to require performance by the other Party or to claim a breach of any term of this Agreement shall not be deemed to be a waiver of such or any other rights or remedies available to it.

8.4.	Remedies. No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedies

8.5.	Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document and shall be binding on the Parties as if they had executed this Agreement in a single document. Electronic signatures shall be valid and binding to the same extent as the original signatures. Signatures may be exchanged by electronic mail. Each Party agrees to be bound by its own electronic signature and that it accepts the electronic signature of the other Party.

8.6.	Severability. If any provision of this Agreement or part thereof shall be held to be void, illegal or unenforceable, it shall be rendered void, illegal or unenforceable to that extent and no further and, for the avoidance of doubt, the rest of this Agreement shall continue in full force and effect.

8.7.	Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the laws of Singapore and Parties agree to be subject to the non-exclusive jurisdiction of the Singapore Courts.

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IN WITNESS WHEREOF this Agreement has been entered into and effective as of the date first written above.

SIGNED by	)
LEE SZE MlN GEORGE	)	/s/ Lee Sze Min George
in the/presence of:		Name: Lee SzeMin George

/s/ Edmund Chan Huan Lye
Witness’s signature
Name: Edmund Chan Huan Lye
NRIC No.:

SIGNED for and on behalf of	)
SEA FOREST INTERNATIONAL LTD.	)	/s/ Lee Sze Min George
in the presence of:		Name: Lee Sze Min George
Designation: Director
/s/ Edmund Chan Huan Lye
Witness’s signature
Name: Edmund Chan Huan Lye
NRIC No :

SIGNED for and on behalf of
)
in the presence of:	)	/s/ Lee Sze Min George
Name: Lee Sze Min George
Designation: Director
/s/Edmund Chan Huan Lye
Witness’s signature
Name: Edmund Chan Huan Lye
NRIC No.:

Signing page to the Loan Assignment and Debt Conversion Agreement

IN WITNESS WHEREOF this Agreement has been entered into and effective as of the date first written above.

SIGNED for and on behalf of	)
BENG HUI MARINE ELECTRICAL PTE. LTD.	)
in the presence of:		/s/Patrick Lim Hui Peng
Name:Patrick Lim Hui Peng
Designation: Director
/s/ Chua Tze wee
Witness’s signature
Name: Chua Tze wee
NRIC No.:
NRIC No.:

SIGNED for and on behalf of	)
SEA FORREST POWER SOLUTIONS PTE. LTD.	)
in the presence of:		/s/ Lee Sze Min George
Name: Lee Sze Min George
/s/ Edmund Chan Huan Lye		Designation: Director
Witness’s signature
Name: Edmund Chan Huan Lye
NRIC No.:

SIGNED for and on behalf of	)
BH GLOBAL CORPORATION LTD. in the presence of:	)
in the presence of:		/s/ Vincent Lim Hui Eng
Name: Vincent Lim Hui Eng
/s/ Chua Tze Wee		Designation: Director
Witness’s signature
Name: Chua Tze Wee
NRIC No.:

SIGNED for and on behalf of	)
SEA FORREST POWER SOLUTIONS PTE. LTD.	)
in the presence of:		/s/ Lee Sze Min George
Name: Lee Sze Min George
/s/ Edmund Chan Huan Lye		Designation: Director
Witness’s signature
Name: Edmund Chan Huan Lye
NRIC No.:

Signing page to the Loan Assignment and Debt Conversion Agreement